CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012
Allowances for trade accounts receivable	$ 9,771	$ 7,252
Preferred stock, shares authorized	30,000,000	30,000,000
Preferred stock, shares issued	0	0
Preferred stock, shares outstanding	0	0
Common stock, shares authorized	300,000,000	300,000,000
Common stock, shares issued	102,147,000	100,847,000
Common stock, shares outstanding	102,147,000	100,847,000